BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated February 15, 2023 to the Prospectuses of the Fund, dated April 29, 2022,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The sub-section entitled “Details About the Fund — Information about Underlying Funds and ETFs — Description of Underlying Funds” is amended to add the following underlying fund:

Fund Name	Investment Objective and Principal Strategies
BlackRock High Equity Income Fund

The investment objective of the fund is to seek high current income while maintaining prospects for capital appreciation.

The fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The fund may invest up to 50% of its assets in equity-linked notes that provide exposure to equity securities and covered call options or other types of financial instruments.

With respect to the fund’s equity investments, the fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, non-convertible preferred stock and depositary receipts. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through IPOs. The fund may invest in securities from any country, including emerging markets. The fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. BlackRock chooses investments for the fund that it believes will provide current income and current gains.

The fund’s portfolio, in the aggregate, will be structured in a manner designed to deliver high current income while maintaining prospects for capital appreciation.

The fund intends to employ a strategy of writing (selling) covered call and put options on common stocks, indices of securities, sectors of securities and baskets of securities, primarily through structured notes. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the fund’s shareholders. As the fund writes more covered call options, its ability to benefit from capital appreciation becomes more limited and the fund’s total return may deviate more from

Fund Name	Investment Objective and Principal Strategies
BlackRock High Equity Income Fund (continued)

the returns of the Russell 1000® Value Index, an all equity benchmark. The fund seeks to produce a high level of current income from dividends and from option writing premiums.

The fund may invest in master limited partnerships that are generally in energy- and financial-related industries and in U.S. and non-U.S. real estate investment trusts, as well as structured products, including equity-linked notes, to maximize the fund’s current income.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Shareholders should retain this Supplement for future reference.

PRO-MIF-0223SUP